                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                             Atlantic Realty Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017


                                                                 April 19, 2005

Dear Shareholders:

   You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Friday, June 3, 2005, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 27th Floor, Cafeteria. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

   It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

   Thank you for your interest in Atlantic Realty Trust.

                             Sincerely,


                             /s/ Joel M. Pashcow


                             Joel M. Pashcow
                             Chairman of the Board, Chief Executive
                             Officer and President

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017

                              --------------------

                 NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2005

                              --------------------

To the Shareholders of Atlantic Realty Trust:

   Notice is hereby given that the 2005 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Friday, June 3, 2005, at the office of Proskauer Rose LLP, 1585 Broadway, New York, New York, 10036, 27th Floor, Cafeteria to consider and act upon the following matters:

     (1) To elect six trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2005; and

     (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   Your Board of Trustees recommends a Vote "FOR" each of the listed nominees, as well as the ratification of Deloitte & Touche LLP as the Trust's independent auditors. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

   The Board of Trustees has fixed the close of business on April 11, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York, 10017.

                             By Order of the Board of Trustees

                             /s/ Joel M. Pashcow


                             Joel M. Pashcow
                             Chairman of the Board, Chief Executive Officer and President

New York, New York
April 19, 2005

   ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR
CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017

                                  ------------


                                PROXY STATEMENT

                                  ------------


                      2005 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2005

                                  ------------


                                  INTRODUCTION

                                                                 April 19, 2005

GENERAL

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 2005 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 27th Floor, Cafeteria on Friday, June 3, 2005 at 10:00 a.m. At the meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all six trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2005, and (3) to act upon any other matters properly brought before them.

   This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 19, 2005. The
Board of Trustees has fixed the close of business on April 11, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

   The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

   Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending December 31, 2005. It is not anticipated that any matters other than those set forth in the

Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

   A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel.

   The Trust's 2004 Annual Report (the "Annual Report") is being mailed to the shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 2004, may be obtained, without charge, by writing to the Trust,
Attention: Edwin R. Frankel.


                        PROPOSAL 1: ELECTION OF TRUSTEES


   The Board of Trustees of the Trust consists of six trustees. At the Meeting, each of the six trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 2005 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as trustee of the Trust.

   If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

ELECTION OF TRUSTEES

   Given the relatively small size of the Trust's Board of Trustees and the existence of other committees of the Board of Trustees requiring substantial attention and effort, the Board of Trustees has determined not to establish a separate nominating committee. The Board of Trustees has also determined that a nominating committee is not necessary in light of the nominating standard of the Board of Trustees set forth below, which require, among other matters, that nominations are to be selected by a majority of the independent members of the Board of Trustees. While the entire Board of Trustees may participate in the consideration of director nominees, the selection of director nominees shall be determined solely by the directors who are "independent" as defined by NASD listing standards, by a majority vote thereof.

   Nominations for the election of trustees may be considered by the Trust's Board of Trustees. While the entire Board of Trustees may participate in the consideration of director nominees, the selection of director nominees shall be determined solely by the directors who are "independent" as defined by NASD listing standards, by a majority vote thereof. The Board of Trustees did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five per cent (5%) of the Company's voting shares.

   Although it has no formal policy regarding shareholder nominees, the Board of Trustees believes that shareholder nominees should be viewed in substantially the same manner as other nominees. Shareholders may make a recommendation for a nominee by complying with the notice procedures set forth in our by-laws. The Board of Trustees will give nominees recommended by shareholders in compliance with these procedures the same consideration that it gives to any board recommendations. To date, we have not received any recommendations from shareholders requesting that the Board of Trustees (or any predecessor) consider a candidate for inclusion among the committee's slate of nominees in the Trust's proxy statement, and the trustee nominees have been nominated by the Board of Trustees.

   To be considered by the Board of Trustees, a trustee nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all shareholders of the Trust.

   The Board of Trustees will also evaluate whether the nominee's skills are complementary to the existing board member's skills, and the Board's needs for operational, managerial, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of the Trust. The prospective board member cannot be a board member or officer at a competing company nor have relationships with same. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director.

   The Board of Trustees identifies nominees by first evaluating the current members of the Trust's Board of Trustees willing to continue in service. Current members of the Board of Trustees with skills and experience that are relevant to the business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Board of Trustees decides not to nominate a member for election, the Board of Trustees identifies the desired skills and experience of a new nominee, and discusses with the board suggestions as to individuals that meet the criteria.

INFORMATION REGARDING TRUSTEE NOMINEES

   Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:

                                                                                                                   YEAR FIRST
NAME OF TRUSTEE/NOMINEE                                                                                             BECAME A
FOR ELECTION                 AGE     PRINCIPAL OCCUPATION                                                           TRUSTEE
------------               -------   -------------------------------------------------------------------         -------------
Joel M. Pashcow........      62      Chairman, Chief Executive Officer and President of the Trust since              1996
                                     its inception on February 29, 1996. He has been a member of the Bar of the State of New York since 1968. Chairman of RPS Realty Trust
                                     ("RPS" and now Ramco-Gershenson Properties Trust), the predecessor of the Trust, from inception (December 1988) through May 1996.
                                     Mr. Pashcow is a graduate of Cornell University and Harvard Law
                                     School. Mr. Pashcow is also a trustee of Ramco-Gershenson
                                     Properties Trust (formerly named RPS Realty Trust) and Chairman of its Executive Committee.

Edwin J. Glickman......      72      Consultant in real estate financings since June 2003. Mr. Glickman              1996
                                     had served as Executive Vice President of Capital Lease Funding
                                     Corp., a company engaged in commercial real estate lending, from
                                     January 1995 until May 2003. Prior to that, Mr. Glickman was
                                     President of the Glickman Organization, Inc. ("Glickman") from
                                     January 1992 to December 1994. Glickman conducted real estate investment consulting services and real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. Prior to that, Mr. Glickman was Chairman of the
                                     Executive Committee of Schoenfeld Glickman Maloy Inc. from May
                                     1989, which is a company that conducted real estate financial services, including mortgage brokerage, arranging joint ventures

                                                                                                                   YEAR FIRST
NAME OF TRUSTEE/NOMINEE                                                                                             BECAME A
FOR ELECTION                 AGE     PRINCIPAL OCCUPATION                                                           TRUSTEE
------------               -------   -------------------------------------------------------------------         -------------
                                     and equity financing. Also served successively as Executive Vice
                                     President, President and Vice Chairman of Sybedon Corporation from 1977 to 1993, which is a company that conducted real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. In all positions, Mr. Glickman has been engaged in real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing.

Stephen R. Blank.......      59      Senior Fellow, Finance of the Urban Land Institute ("ULI"). Mr. Blank           1996
                                     is also a director of MFA Mortgage Investments, Inc., a New York Stock
                                     Exchange-listed REIT West Coast Hospitality Corporation, a New York
                                     Stock Exchange-listed corporation and BNP Residential Trust, Inc., an
                                     American Stock Exchange-listed REIT and a member of the Board of
                                     Advisors of Paloma LLC, the General Partner of Simpson Housing Limited
                                     Partnership. Prior to joining the ULI in December of 1998, Mr. Blank was a Managing Director, Real Estate Investment Banking of CIBC
                                     Oppenheimer Corp. ("Oppenheimer") since November 1, 1993. Prior to joining Oppenheimer, Mr. Blank was a Managing Director, Real Estate
                                     Corporate Finance, of Cushman & Wakefield, Inc. for four years. Prior to that, Mr. Blank was associated for ten years with Kidder, Peabody &
                                     Co. Incorporated as a Managing Director of the firm's Real Estate
                                     Group. Mr. Blank graduated from Syracuse University in 1967 and was awarded a Masters Degree in Business Administration (Finance
                                     Concentration) by Adelphi University in 1971. He is a member of the ULI and the American Society of Real Estate Counselors. Since September
                                     1998, Mr. Blank has been an adjunct professor in the Real Estate
                                     Executive MBA Program at Columbia University Graduate School of
                                     Business. He has lectured before the Practicing Law Institute, the
                                     Urban Land Institute and the International Council of Shopping Centers.
                                     Mr. Blank is also a trustee of Ramco-Gershenson Properties Trust
                                     (formerly named RPS Realty Trust).

Edward Blumenfeld......      64      A principal of Blumenfeld Development Group, Ltd., a real estate                1996
                                     development firm principally engaged in the development of commercial properties, since 1978.

Arthur H. Goldberg.....      62      Managing Director of Corporation Solutions Group since January 2000.            1996
                                     President of Manhattan Associates, LLC, a merchant and investment banking firm from February 1994 to December 1999. Prior to that,
                                     Mr. Goldberg was Chairman of Reich & Company, Inc., (formerly Vantage
                                     Services, Inc.), a securities brokerage and investment brokerage firm, from January 1990 to December 1993. Mr. Goldberg was employed by
                                     Integrated Resources, Inc.

                                                                                                                   YEAR FIRST
NAME OF TRUSTEE/NOMINEE                                                                                             BECAME A
FOR ELECTION                 AGE     PRINCIPAL OCCUPATION                                                           TRUSTEE
------------               -------   -------------------------------------------------------------------         -------------
                                     from its inception in December 1968, as President and Chief Operating
                                     Officer from May 1973 and as Chief Executive Officer from February 1989 until January 1990. On February 13, 1990, Integrated Resources, Inc.
                                     filed a voluntary petition for reorganization under Chapter 11 of the
                                     United States Bankruptcy Code. Mr. Goldberg has been a member of the
                                     Bar of the State of New York since 1967. He is a graduate of New York
                                     University School of Commerce and its School of Law. Mr. Goldberg is
                                     also a trustee of Ramco-Gershenson Properties Trust (formerly named RPS
                                     Realty Trust).

William A. Rosoff......      61      Vice Chairman of the Board of Directors of Advanta Corporation, a               1996
                                     financial services company, since January 1996 and President of Advanta
                                     Corporation since October 1999. Prior thereto, Mr. Rosoff was associated with the law firm of Wolf, Block, Schorr and Solis-Cohen since 1969, a partner since 1975. Mr. Rosoff is a past chairman of that firm's Executive Committee and is a past chairman of its tax department. Mr. Rosoff served on the Legal Activities Policy Board of
                                     Tax Analyst, the Advisory Board for Warren, Gorham and Lamont's Journal
                                     of Partnership Taxation, and has served on the Tax Advisory Boards of
                                     Commerce Clearing House, and Little, Brown and Company. Mr. Rosoff also serves on the Advisory Group for the American Law Institute. He is a
                                     fellow of the American College of Tax Counsel. Mr. Rosoff was a member of the Board of Regents of the Philadelphia chapter of the American
                                     Society for Technion. Mr. Rosoff earned a B.S. degree with honors from
                                     Temple University in 1964, and earned an L.L.B. magna cum laude from the University of Pennsylvania Law School in 1967.


RECOMMENDATION OF THE BOARD OF TRUSTEES

    THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR EACH OF JOEL M. PASHCOW, EDWIN J. GLICKMAN, STEPHEN R. BLANK, EDWARD BLUMENFELD, ARTHUR H. GOLDBERG AND WILLIAM A. ROSOFF AS TRUSTEES OF THE TRUST TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

EXECUTIVE OFFICERS

    The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

    Edwin R. Frankel (age 59) became Executive Vice President, Chief Financial Officer and Secretary of the Trust in May 1996. From 1988 to May 1996,
Mr. Frankel was employed in a variety of positions with Ramco-Gershenson Properties Trust (formerly named RPS Realty Trust), most recently as its Senior Vice President and Chief Financial Officer.

                               BOARD INDEPENDENCE


   No director will be deemed to be independent unless the Board of Trustees affirmatively determines that the director has no material relationship with the Trust, directly or as an officer, shareholder or partner of an organization that has such a relationship. The Board of Directors observes all criteria for independence established by the National Association of Securities Dealers, Inc. ("NASD"). In its annual review of director independence, the Board of Directors has determined that a majority of the Trustees of the Trust may be classified as "independent" within the meaning of Rule 4200 of the NASD Marketplace Rules. The independent trustees are Messrs. Blank, Glickman, Blumenfeld, Goldberg and Rosoff.


                           SHAREHOLDER COMMUNICATIONS

   The Trust's Board of Trustees has determined that, in order to facilitate communications with the Board of Trustees or individual members of the Board of Trustees, shareholders should direct all communication in writing to the Secretary at our principal executive offices. The Secretary shall be responsible for providing copies of all such communications to the Board of Trustees or individual directors, as appropriate and as directed in the communication. The Board of Trustees has requested that shareholders refrain from mailing certain items unrelated to the Board of Directors' duties and responsibilities, including junk mail, product complaints, inquiries and suggestions, resumes and job inquiries, surveys, and business solicitations or advertisements.


                    THE BOARD OF TRUSTEES AND ITS COMMITTEES


   Trustee Meetings. The business of the Trust is conducted under the general management of the Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently six trustees. During the year ended December 31, 2004, the Board of Trustees held 8 formal meetings, on January 13, 2004, February 4, 2004, March 2, 2004,
March 24, 2004, April 26, 2004, June 29, 2004 and July 29, 2004. At the
February 4, 2004 and June 29, 2004 meetings, Mr. Goldberg was absent. At the April 26, 2004 meeting, Messrs. Blumenfeld and Rosoff were absent.

   The Trust's Board of Trustees presently has an Audit Committee , a Disposition Committee and two Special Committees, one devoted to evaluating any proposals or offers to enter into a business combination with the Trust or to acquire all or substantially all of the Trust's assets and the other to act on behalf of the Trust in resolving any claims arising under the Trust's tax indemnification agreement with Ramco-Gershenson Properties Trust. The Trust's Board of Trustees has no standing Nominating Committee or Compensation Committee, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board of Trustees.

   Audit Committee. The Audit Committee was established on October 22, 1997, and currently consists of Messrs. Glickman, Goldberg and Blumenfeld. All of the members of the Audit Committee are independent directors. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Board of Trustees has determined that Mr. Glickman qualifies as an "audit committee financial expert" for purposes of Item 401(h) of SEC Regulation S-K, by virtue of his service as a real estate professional in his capacity as a real estate finance consultant and in various roles at Capital Lease Funding, the Glickman Organization, Inc. and the other roles held by Mr. Glickman as described in his biography included under the caption "Information Regarding Trustee Nominees". In all such positions, Mr. Glickman has been engaged in real estate financial services, including mortgage brokerage, arranging joint ventures and equity financing. The Audit Committee held one formal meeting during 2004. A more complete description of the Audit Committee and its functions may be found in the Audit Committee Charter.

   Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of the Trust's Management, the orderly disposition of the Trust's assets. During 2004, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trusts' remaining real estate asset, however, no formal meetings of the Disposition Committee were held.

   Special Committees. One of the two special committees is responsible for considering any bona fide offer or proposal to enter into a business combination with the Trust or to acquire all or substantially all of the Trust's assets. Such special committee was established January 13, 2004 and consists of three Trustees Messrs. Glickman, Blank and Pashcow.

   The other special committee is charged with the responsibility to act on behalf of the Trust in evaluating any claims asserted by Ramco-Gershenson Properties Trust ("RPT") for indemnification under a tax agreement between the Trust and RPT. The special committee was established April 17, 2003 and consists of two Trustees, Messrs. Blumenfeld and Glickman.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


   The Trust's Board of Trustees determines compensation for the Trust's executive officers that receive compensation from the Trust. Although
Mr. Pashcow, the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Shown below is certain information as of March 29, 2005, with respect to the beneficial ownership of Shares by each Trustee, executive officer and each person known to the Trust to beneficially hold more than 5% of the Shares:

                                                      NUMBER OF SHARES       PERCENT
    NAME OF BENEFICIAL OWNER                       BENEFICIALLY OWNED (1)   OF CLASS
    ------------------------                       ----------------------   --------
    Joel M. Pashcow ...........................             94,154(2)         2.64%
    Arthur H. Goldberg ........................             24,487(3)            *
    William A. Rosoff .........................                125               *
    Stephen R. Blank ..........................                987(4)            *
    Edward Blumenfeld .........................                125               *
    Edwin J. Glickman .........................             10,531               *
    Edwin R. Frankel ..........................                  0               *
    All Trustees and Executive Officers as a
      group (8 persons)........................            130,409            3.66%
    Kensington Investment Group, Inc. .........            191,422(5)         5.37%
    High Rise Capital Management LP ...........            504,088(6)         14.2%
    Kimco Realty Corporation ..................          1,068,037(7)         30.0%

---------------
*   Less than 1% of class.

(1) All amounts are directly owned unless stated otherwise.

(2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

(3) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust.
    Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.

(4) Includes 712 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.

(5) Beneficial ownership information based upon Schedule 13G/A filing with the Securities and Exchange Commission, filed on January 10, 2005. The business address of Kensington Investment Group, Inc. is 4 Orinda Way, Suite 200C, Orinda, CA 94563.

(6) Beneficial ownership information is based upon Schedule 13G filing with the Securities and Exchange Commission, filed on February 11, 2005. The business address of High Rise Capital Management LP is 535 Madison Avenue, 26th Floor, New York, NY 10022.

(7) Beneficial ownership information is based upon Schedule 13D/A filing with the Securities and Exchange Commission filed February 18, 2005. The business address of Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.


                    MANAGEMENT COMPENSATION AND TRANSACTIONS


   Mr. Pashcow, the Trust's Chairman, Chief Executive Officer and President, receives no cash compensation for serving as an executive officer of the Trust. The following table shows the amount of compensation the Trust paid to its other executive officer, Edwin R. Frankel, as well as any other Trust employee whose total annual salary and bonus exceeded $100,000 in any of the prior three fiscal years.

                                                                           ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                                                       ----------------------------    ----------------------------
                                                                                         RESTRICTED      SECURITIES        PAYOUT
NAME AND PRINCIPAL                                                      OTHER ANNUAL        STOCK        UNDERLYING         LTIP
POSITION                               YEAR   SALARY($)    BONUS($)   COMPENSATION($)     AWARDS($)    OPTIONS/SARS($)   PAYOUTS($)
-----------------------------------    ----   ---------    --------   ---------------    ----------    ---------------   ----------
Edwin R. Frankel                       2002    175,638      15,250        13,900*
Executive Vice                         2003    180,907      15,250        14,400*
President, Chief                       2004    187,156      15,250        14,400*
Financial Officer
and Secretary
Stanley Rappoport                      2002    124,423
                                       2003    127,885      75,000
                                       2004    127,885      65,000

---------------
* Includes approximately $1,000 in imputed interest under a loan extended from the Trust to Mr. Frankel under his employment agreement described below. See "Report on Executive Compensation."


                              TRUSTEE COMPENSATION

   The Trustees do not receive any compensation for serving and likewise do not receive any compensation for attending meetings or for serving on any committee of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 2004, Messrs. Edwin Glickman and Edward Blumenfeld each earned fees of $25,000 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

   On March 24, 2004, the Trust entered into a Reimbursement Agreement with Joel M. Pashcow pursuant to which the Trust agreed to reimburse Mr. Pashcow for all reasonable fees and expenses, including the reasonable fees and expenses of accountants and legal counsel, incurred in connection with any personal income tax audit to which he may become subject solely as a result of his being a member of the Board of Trustees of the Trust and a member of the Board of Trustees of Ramco-Gershenson Properties Trust. The maximum reimbursement commitment of the Trust is $50,000 for each fiscal year of such Reimbursement Agreement.

   On March 24, 2004, the Trust also entered into a Reimbursement Agreement with Arthur H. Goldberg pursuant to which the Trust agreed to reimburse
Mr. Goldberg for all reasonable fees and expenses, including the reasonable fees and expenses of accountants and legal counsel, incurred in connection with any personal income tax audit to which he may become subject solely as a result of his being a member of the Board of Trustees of the Trust and a member of the Board of Trustees of Ramco-Gershenson Properties Trust. The maximum reimbursement commitment of the Trust is $50,000 for each fiscal year of such Reimbursement Agreement.


                        REPORT ON EXECUTIVE COMPENSATION


   All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 2004, the compensation payable to Edwin R. Frankel, the Trust's Executive Vice President, Chief Financial Officer and Secretary, was received pursuant to an employment agreement entered into between the Trust and Mr. Frankel on June 11, 1998 (the "Frankel Employment Agreement"). The Frankel Employment Agreement provides for a base salary of $158,000 (as adjusted from time to time, the "Base Salary") per annum. The term of the Frankel Employment Agreement is from June 11, 1998 until the date of a "change of control" of the Trust (as defined in the Frankel Employment Agreement) unless earlier terminated by either Mr. Frankel or the Trust upon written notice. The Frankel Employment Agreement also provides that Mr. Frankel will be entitled to a one-time payment upon the liquidation of the Trust or a Change of Control of 150% of Mr. Frankel's Base Salary as in effect at such time. In addition, the Frankel Employment Agreement provides for a loan in the principal amount of $37,500, which loan is evidenced by a promissory note, dated June 11, 1998, made by Mr. Frankel in favor of the Trust (the "Frankel Note"). The Frankel Note will be canceled upon the occurrence of certain conditions, including a Change of Control or liquidation of the Trust. In January 2000, the Frankel Employment Agreement was amended to additionally provide that Mr. Frankel's estate or designated beneficiary will be entitled to receive a one-time payment of 150% of his Base Salary as in effect at the time of his demise. Mr. Pashcow served as the Trust's Chairman, Chief Executive Officer and President during 2004 without compensation.

   In connection with his employment with the Trust, Mr. Rappoport received a bonus plan that provided as follows: (i) for the period 1996, and ending
July 31, 2003, Mr. Rappoport received an aggregate total $100,000, such sum earned on a monthly pro rata basis over that period and the first $75,000 of such earned amount was paid on September 1, 2003 with the balance of such earned amount of $25,000 was paid on January 1, 2004, (ii) for the period beginning August 1, 2003 and ending December 31, 2003, Mr. Rappoport earned an aggregate of $25,000 in addition to his then current salary, such sum earned on a monthly pro rata basis over that period and paid on June 30, 2004; and
(iii) for the period beginning January 1, 2004 and ending June 30, 2004,
Mr. Rappoport earned an aggregate total of $15,000 in addition to his then current salary, such sum earned on a monthly pro rata basis over that period and paid on June 30, 2004. Any bonuses received or to be received by Mr. Rappoport in addition to his then current salary after June 30, 2004, have and will continue to be determined by the Board of Trustees of the Trust in accordance with Mr. Rappoport's performance.

   NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH AND THE REPORT ON EXECUTIVE COMPENSATION SET FORTH ABOVE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                            STOCK PERFORMANCE GRAPH


   The following graph provides a comparison of the cumulative total shareholder return for the period from December 31, 1999 through December 31, 2004 (assuming reinvestment of any dividends) among the Trust, Russell 2000 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.

                        SNL CORPORATE PERFORMANCE GRAPH
                        DISCLAIMER AND SPECIAL COVENANTS

   ACCEPTANCE BY THE CUSTOMER OF THE PERFORMANCE GRAPH FOLLOWING THIS PAGE SHALL CONSTITUTE THE CUSTOMER'S AGREEMENT TO THE FOLLOWING TERMS AND CONDITIONS. SHOULD THE CUSTOMER NOT AGREE TO ANY ELEMENT OF THESE TERMS AND CONDITIONS, THE FOLLOWING GRAPH MUST BE RETURNED TO SNL PROMPTLY.

   It is understood that all information provided in the following graph: (i) has been gathered by SNL Financial LC ("SNL") from sources believed by SNL to be reliable and (ii) is believed by SNL to be true and accurate in both form and content. However, although SNL makes every effort to ensure data accuracy, SNL does not guarantee or warrant the correctness, completeness, currentness, merchantability or fitness for a particular purpose of the information supplied. SNL shall not be liable for any loss or injury arising out of or caused, in whole or in part, directly or indirectly, by SNL's accidental acts or omissions in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering said information. The following graph was prepared by SNL at your special request and for your own purposes. SNL reserves all copyright rights in the following graph, except that you are free to print this graph and/or the index values given with this graph in your proxy if and only if you credit SNL as the source of the information.

                             ATLANTIC REALTY TRUST
                            TOTAL RETURN PERFORMANCE


                               [GRAPHIC OMITTED]

                                                                                           PERIOD ENDING
                                                                -------------------------------------------------------------------
 INDEX                                                          12/31/99    12/31/00   12/31/01    12/31/02   12/31/03    12/31/04
 ----------------------------------------------------------------------------------------------------------------------------------
 Atlantic Realty Trust                                           100.00      116.11     124.67      161.36     257.60      348.54
 ----------------------------------------------------------------------------------------------------------------------------------
 Russell 2000                                                    100.00       96.98      99.39       79.03     116.38      137.71
 ----------------------------------------------------------------------------------------------------------------------------------
 NAREIT All Equity REIT Index                                    100.00      126.37     143.97      149.47     204.98      269.70

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports or ownership and changes in ownership with the Securities Exchange Commission (the "Commission"). Officers, trustees, and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 2004, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.


                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Trustees of the Trust, upon recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

   Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons therefor in future decisions n the selection of independent auditors.

   Audit Fees. The following table summarizes fees billed to us by our independent certified public accountants for the fiscal years ended 2004 and 2003.

                                                    2004      2003
                                                    ----      ----
             Audit Fees                           $70,000    $59,500
             Audit-Related Fees                   $     0    $     0
             Tax Fees                             $12,500    $12,500
             All Other Fees                       $     0    $     0

   Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent certified public accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has designated its chairperson to pre-approve permissible non-audit services provided by the independent auditors. Generally, the entire Audit Committee pre-approves audit services to be performed on quarterly and annual financial statements. The chairman presents all pre-approved services to the full Audit Committee for their review and ratification. The percentage of services set forth above in the categories "Audit-Related Fees," "Tax Fees" and "All Other Fees" that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of the Exchange Act (relating to the approval of non-audit services after the fact but before completion of the audit) was 0%.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust.

                             AUDIT COMMITTEE REPORT


   The audit committee has reviewed and discussed the audited financial statements contained in the Trust's Annual Report on Form 10-K with the Trust's management and the independent auditors.

   The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as may be modified or supplemented.

   The audit committee has received the written disclosures and the letter from the independent accounts required by Independence Standards Board Standard
No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent account's independence. The Committee has also considered whether the provision of non-audit services is compatible with the accountants' independence.

   Based on discussions with management and with the independent accountants, the audit committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K, for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

   Members of the Audit Committee:

   Edwin J. Glickman, Chair
   Arthur H. Goldberg
   Edward Blumenfeld


                            SOLICITATION OF PROXIES

   The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustees and employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.


                             ADVANCE NOTICE BY-LAW


   The Bylaws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 2006 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 2005 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 2006 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.


                             SHAREHOLDER PROPOSALS

   The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its annual meeting of shareholders for 2006, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's annual meeting of shareholders for 2006 must be in writing and must be received by the Trust at its executive offices on or before December 15, 2005. Any such proposal should be mailed to:
Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention:
Edwin R. Frankel, Secretary.


                                 OTHER MATTERS


   The Board of Trustees does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                     BY ORDER OF THE BOARD OF TRUSTEES


                                     /s/ Edwin R. Frankel



                                     Edwin R. Frankel
                                     Secretary

New York, New York
April 19, 2005


                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        ATLANTIC REALTY TRUST

                                                            June 3, 2005

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.


                           | | Please detach along perforated line and mail in the envelope provided. | |
 _
|_|
------------------------------------------------------------------------------------------------------------------------------------
                    THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES AND "FOR" PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
------------------------------------------------------------------------------------------------------------------------------------
 1.ELECTION OF TRUSTEES                              |  2.  Ratification of the selection by the Board of      FOR  AGAINST  ABSTAIN
                                                     |      Trustees of the Trust of Deloitte & Touche LLP      _       _        _
                              NOMINEES:              |      as the independent auditors of the Trust for the   |_|     |_|      |_|
 |_| FOR ALL NOMINEES         O Stephen R. Blank     |      fiscal year commencing January 1, 2005.
                              O Edward Blumenfeld    |
 |_| WITHHOLD AUTHORITY       O Edwin J. Glickman    |  3.  In their discretion, the proxies are authorized to vote upon such
     FOR ALL NOMINEES         O Arthur H. Goldberg   |      matters as may properly come before the 2005 Annual Meeting, or any
                              O Joel M. Pashcow      |      adjournment thereof, or upon matters incident to the conduct of the
 |_| FOR ALL EXCEPT           O William A. Rosoff    |      2005 Annual Meeting.
     (See instructions below)                        |
                                                     |  PLEASE READ THE REVERSE SIDE OF THIS CARD.
                                                     |
                                                     |  PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                     |  USING THE ENCLOSED ENVELOPE.
                                                     |
                                                     |
                                                     |
INSTRUCTION: To withhold authority to vote for any   |
             individual nominee(s), mark "FOR ALL    |
             EXCEPT" and fill in the circle next to  |
             each nominee you wish to withhold, as   |
             shown here:  |_|                        |
-----------------------------------------------------
                                                     |
                                                     |
                                                     |
                                                     |
                                                     |
-----------------------------------------------------
To change the address on your account, please        |
check the box at right and indicate your new     __  |
address in the address space above. Please note |  | |
that changes to the registered name(s) on the   |__| |
account may not be submitted via this method.        |
-----------------------------------------------------

                         ___________________       ______________                          ___________________       ______________
Signature of Shareholder|___________________|Date:|______________|Signature of Shareholder|___________________|Date:|______________|

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                                                                             _    _
                                                                                                                            |_|  |_|

                                                        ATLANTIC REALTY TRUST

                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                           ANNUAL MEETING OF SHAREHOLDERS - JUNE 3, 2005

         Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Friday June 3, 2005 at 10:00
a.m. (the "2005 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 2005 Annual Meeting and otherwise to represent those signing on the reverse side at the 2005 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 2005 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the
2005 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER
INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBERS 1, 2 AND 3.

         A VOTE FOR THE TRUSTEE NOMINEES AND FOR PROPOSAL NUMBERS 2 AND 3 IS RECOMMENDED BY THE BOARD OF TRUSTEES.


                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


 _                                                                                                                                _
|_|                                                                                                                        14475 |_|